                                                                   EXHIBIT 10.42

================================================================================

                       SECOND AMENDMENT AND SUPPLEMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

                          Dated as of October 11, 2002

                                     Between

                THE PARTIES LISTED ON EXHIBIT A ATTACHED HERETO,
                                   as Borrower

                                       and

                LASALLE BANK NATIONAL ASSOCIATION, as Trustee for
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                        COMMERCIAL MORTGAGE PASS-THROUGH
                         CERTIFICATES SERIES 1999-WYN1,
                                    as Lender

================================================================================

                       SECOND AMENDMENT AND SUPPLEMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

          THIS SECOND AMENDMENT AND SUPPLEMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of October 11, 2002 (this "Second Amendment"), between LASALLE BANK NATIONAL ASSOCIATION, as Trustee for BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WYN1, assignee of BEAR, STEARNS FUNDING, INC., a Delaware corporation, having an address at 383 Madison Avenue, New York, New York 10179 ("Lender"), and the Parties Listed on Exhibit A attached hereto, each having an address in care of Wyndham International, Inc., 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207 (each, an "Individual Borrower" and collectively, "Borrower") amends that certain Amended and Restated Loan Agreement, dated as of November 5, 1999, between Lender and Borrower, as amended by that certain First Amendment and Supplement to Amended and Restated Loan Agreement (the "First Amendment") among the parties to this Second Amendment (as amended by the First Amendment, the "Loan Agreement").

                              W I T N E S S E T H:

          WHEREAS, Lender loaned the original principal sum of $346,000,000 (the "Loan") to Borrower pursuant to the terms and conditions of the Loan Agreement and evidenced by that certain Promissory Note, dated June 29, 1999, made by Borrower in favor of Lender (such Promissory Note, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter referred to collectively as the "Note") and secured, in part, by the Mortgages; and

          WHEREAS, Borrower now wishes to amend the Loan Agreement, and Lender consents to such amendment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, Borrower and Lender hereby covenant, agree, represent and warrant that the Loan Agreement is hereby amended as follows:

     1. The following clause is hereby added to the end of Section 2.4.1(b) of the Loan Agreement immediately following the words "... the release of the Individual Property" and immediately preceding the period at the end of such
Section 2.4.1(b):

          "; provided, further, however, notwithstanding the foregoing to the contrary, if the Individual Property to be released is that certain Individual Property known as Hilton Columbus, located in Columbus, Georgia, then after giving effect to such release, the Debt Service Coverage Ratio for all of the Properties then remaining subject to the Liens of the Mortgages for the twelve (12) full calendar months immediately preceding the release of such Individual Property shall be not less than the Debt Service Coverage Ratio for all such Properties then securing the Loan (including such Individual Property to be released) for the twelve (12) full calendar months immediately preceding the release of such Individual Property".

     2. Borrower hereby represents and warrants to Lender that as of the date hereof each of the representations and warranties made by Borrower in the Loan Documents is true, complete and accurate in all material respects as set forth therein (it being understood that any representation or warranty made as of a specified date shall only be required to be true and correct in all material respects as of such specified date).

     3. Except as specifically amended hereby, all terms, conditions, provisions and covenants contained in the Loan Agreement shall remain in full force and effect as written.

     4. Unless otherwise defined in this Second Amendment, terms defined in the Loan Agreement or in any of the other Loan Documents shall have their defined meanings when used herein.

     5. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     6. This Second Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

     7. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws and any applicable law of the United States of America.

                         [NO FURTHER TEXT ON THIS PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                        LENDER:

                                        LASALLE BANK NATIONAL ASSOCIATION, as
                                            Trustee for BEAR STEARNS COMMERCIAL
                                            MORTGAGE SECURITIES INC. COMMERCIAL
                                            MORTGAGE PASS-THROUGH CERTIFICATES
                                            SERIES 1999-WYN1


                                        By: /s/ ANGELA NORRIS JOHNSON
                                            ------------------------------------
                                            Name: Angela Norris Johnson
                                            Title: Portfolio Manager

                       [Signatures Continue On Next Page]

                                        BORROWER:

                                        RAVINIA, LLC, a Delaware limited
                                            liability company


                                        By: Ravinia Manager Corp., a Delaware
                                            corporation Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer


                                        DT-DES PLAINES, LLC, a Delaware limited
                                            liability company


                                        By: DT-Des Plaines Manager Corp.,
                                            a Delaware corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer


                                        DT-MIAMI, L.P., a Delaware limited
                                            partnership


                                        By: DT-Miami GP, LLC, a Delaware
                                            limited liability company, General
                                            Partner


                                            By: DT-Miami GP Manager Corp., a
                                                Delaware corporation, Manager


                                                By: /s/ MARK CHLOUPEK
                                                    ----------------------------
                                                    Name: Mark Chloupek
                                                    Title: Authorized Officer

                       [Signatures Continue On Next Page]

                                        DT-TALLAHASSEE, L.P., a Delaware
                                            limited partnership


                                        By: DT-Tallahassee GP, LLC, a Delaware
                                            limited liability company, General
                                            Partner


                                            By: DT-Tallahassee GP Manager Corp.,
                                                a Delaware corporation, Manager


                                                By: /s/ MARK CHLOUPEK
                                                    ----------------------------
                                                    Name: Mark Chloupek
                                                    Title: Authorized Officer


                                        H-COLUMBUS, LLC, a Delaware limited
                                          liability company


                                        By: H-Columbus Manager Corp., a
                                            Delaware corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer


                                        H-DELMAR, LLC, a Delaware limited
                                            liability company


                                        By: H-Delmar Manager Corp., a
                                            Delaware corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer


                                        H-CLEVELAND, LLC, a Delaware limited
                                            liability company


                                        By: H-Cleveland Manager Corp., a
                                            Delaware corporation Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer

                       [Signatures Continue On Next Page]

                                        HILT-HUNT, LLC, a Delaware limited
                                            liability company


                                        By: Hilt-Hunt Manager Corp., a Delaware
                                            corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer


                                        H-GATEWAY, LLC, a Delaware limited
                                            liability company


                                        By: H-Gateway Manager Corp., a Delaware
                                            corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer


                                        R-HOUSTON, L.P., a Delaware limited
                                            partnership


                                        By: R-Houston GP, LLC, a Delaware
                                            limited liability company, General
                                            Partner


                                            By: R-Houston GP Manager Corp.,
                                                a Delaware corporation, Manager


                                                By: /s/ MARK CHLOUPEK
                                                    ----------------------------
                                                    Name: Mark Chloupek
                                                    Title: Authorized Office


                                        MAR-TY, LLC, a Delaware limited
                                            liability company


                                        By: Mar-Ty Manager Corp., a Delaware
                                            corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer

                       [Signatures Continue On Next Page]

                                        W-BUTTES, LLC, a Delaware limited
                                            liability company


                                        By: W-Buttes Manager Corp., a Delaware
                                            corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer


                                        W-EMERALD, LLC, a Delaware limited
                                            liability company


                                        By: W-Emerald Manager Corp., a Delaware
                                            corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer


                                        W-FRANKLIN, L.P., a Delaware limited
                                            partnership


                                        By: W-Franklin GP, LLC, a Delaware
                                            limited liability company, General
                                            Partner


                                            By: W-Franklin GP Manager Corp., a
                                                Delaware corporation, Manager


                                                By: /s/ MARK CHLOUPEK
                                                    ----------------------------
                                                    Name: Mark Chloupek
                                                    Title: Authorized Officer


                                        W-INDIANA, LLC, a Delaware limited
                                            liability company


                                        By: W-Indiana Manager Corp., a Delaware
                                            corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer

                       [Signatures Continue On Next Page]

                                        W-COLINAS, L.P., a Delaware limited
                                            partnership


                                        By: W-Colinas GP, LLC, a Delaware
                                            limited liability company, General
                                            Partner


                                            By: W-Colinas GP Manager Corp., a
                                                Delaware corporation, Manager


                                                By: /s/ MARK CHLOUPEK
                                                    ----------------------------
                                                    Name: Mark Chloupek
                                                    Title: Authorized Officer


                                        W-NOVI, LLC, a Delaware limited
                                            liability company


                                        By: W-Novi Manager Corp., a Delaware
                                            corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer


                                        W-PLEASANTON, LLC, a Delaware limited
                                            liability company


                                        By: W-Pleasanton Manager Corp., a
                                            Delaware corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer


                                        W-SCHAUMBURG, LLC, a Delaware limited
                                            liability company


                                        By: W-Schaumburg Manager Corp., a
                                            Delaware corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer

                       [Signatures Continue On Next Page]

                                        W-WOOD DALE, LLC, a Delaware limited
                                            liability company


                                        By: W-Wood Dale Manager Corp., a
                                            Delaware corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer


                                        W-BEL AGE, LLC, a Delaware limited
                                            liability company


                                        By: W-Bel Age Manager Corp., a Delaware
                                            corporation, Manager


                                            By: /s/ MARK CHLOUPEK
                                                --------------------------------
                                                Name: Mark Chloupek
                                                Title: Authorized Officer


                                        INDEMNITOR:

                                        WYNDHAM INTERNATIONAL, INC., a Delaware
                                            corporation


                                        By: /s/ MARK CHLOUPEK
                                            ------------------------------------
                                            Name: Mark Chloupek
                                            Title: Authorized Officer

                                    EXHIBIT A

                              INDIVIDUAL BORROWERS

INDIVIDUAL BORROWER                                         PROPERTY
Ravinia, LLC, a Delaware limited liability company          Crowne Plaza Ravinia
DT-Tallahassee, L.P., a Delaware limited partnership        Doubletree Hotel Tallahassee
DT-Miami, L.P., a Delaware limited partnership              Doubletree Miami
DT-Des Plaines, LLC, a Delaware limited liability company   Doubletree Chicago
W-Franklin, L.P., a Delaware limited partnership            Wyndham Garden Franklin
R-Houston, L.P., a Delaware limited partnership             Radisson Suites Houston
Hilt-Hunt, LLC, a Delaware limited liability company        Huntington Hilton
H-Gateway, LLC, a Delaware limited liability company        Hilton Newark Gateway
H-Cleveland LLC, a Delaware limited liability company       Hilton Inn Cleveland
W-Emerald, LLC, a Delaware limited liability company        Wyndham Emerald Plaza
H-Delmar, LLC, a Delaware limited liability company         Hilton Del Mar
W-Colinas, L.P., a Delaware limited partnership             Wyndham Garden Las Colinas
H-Columbus, LLC, a Delaware limited liability company       Hilton Columbus
W-Pleasanton, LLC, a Delaware limited liability company     Wyndham Garden Pleasanton
Mar-Ty, LLC, a Delaware limited liability company           Troy Marriott
W-Indiana, LLC, a Delaware limited liability company        Wyndham Garden Indianapolis
W-Buttes, LLC, a Delaware limited liability company         Wyndham Buttes
W-Schaumburg, LLC, a Delaware limited liability company     Wyndham Garden Schaumburg
W-Wood Dale, LLC, a Delaware limited liability company      Wyndham Garden Wood Dale
W-Novi, LLC, a Delaware limited liability company           Wyndham Garden Novi
W-Bel Age, LLC, a Delaware limited liability company        Wyndham Bel Age

                                     EXH A-1